COLUMBIA FUNDS SERIES TRUST I

                       Columbia International Growth Fund
                                  (the "Fund")

                 Supplement to the Prospectuses, each dated March 31, 2008

Effective April 30, 2008, the Fund has changed its benchmark to the MSCI EAFE Growth Index. Accordingly, the Fund's prospectuses are revised and supplemented as follows:

1) The last four sentences of the paragraph under the heading "Average Annual Total Return as of December 31, 2007" are revised and replaced in their entirety as follows:

         The table compares the returns for each period with those of the MSCI EAFE Growth Index, an unmanaged index which is a subset of the MSCI EAFE Index and the components of which include securities from Europe, Australasia and the Far East. The MSCI EAFE Growth Index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index, and consists of those securities classified by Morgan Stanley Capital International, Inc. as most representing the growth style. Prior to April 30, 2008, the Fund's returns were compared to the MSCI ACWI ex-U.S. Index, an unmanaged index of global stock market performance comprising 47 countries with developed and emerging markets, excluding the United States and the MSCI EAFE Index, an unmanaged, free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The Fund changed its benchmark effective April 30, 2008 because the Advisor believes that that MSCI EAFE Growth Index more closely aligns with the historical growth bias of management and the Fund's name than do the prior benchmarks of the Fund. The Fund's average annual returns for the one-year, five-year and ten-year periods are shown compared to the MSCI EAFE Growth Index, as well as the Fund's previous benchmarks. Unlike the Fund, indices are not investments, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.


2) The following line is added to the table under the heading "Average Annual Total Return as of December 31, 2007":


                                                                                      1 Year       5 Years     10 Years
MSCI EAFE Growth Index (reflects no deductions for fees, expenses or taxes)           16.45%       19.85%        6.46%



3) Reference to the MSCI ACWI ex-U.S. Index and MSCI EAFE Index as the Fund's benchmarks, in the "FUNDimensions" information table, are deleted and replaced with reference to the MSCI EAFE Growth Index.






INT-47/153737-0508                                                 May 15, 2008